UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:
June 24, 2008
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1- 4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee 38125
(Address of Principal Executive Offices) (Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On June 24, 2008, Thomas & Betts Corporation, a Tennessee corporation (“Thomas & Betts”), and Leviton Manufacturing Co., Inc. (“Leviton”) entered into and completed a Stock Purchase Agreement (the “Agreement”). Pursuant to the Agreement, Thomas & Betts sold its entire 29.1% interest in Leviton back to Leviton for a cash purchase price of $300 million paid at closing.

The Agreement provides for a contingent payment to Thomas & Betts if, at any time on or before the third anniversary of the sale, Leviton or any Leviton shareholder transfers Leviton common stock, or the equivalent of common stock, at a per share price that is greater than the base price contained in the Agreement. This contingent payment will be equal to the excess in price per share multiplied by the number of shares or common stock equivalents transferred, multiplied by 29.1%. The Agreement also provides for a mutual release by the parties of any and all claims either may have against the other, including the action captioned Thomas & Betts Corporation v. Leviton Manufacturing Co., Inc. Civil Action No. 14069 in the Delaware Court of Chancery.

Other than in respect to the transaction noted above, there is no material relationship between Thomas & Betts and Leviton.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated into this report, by reference.

Item 2.01     Disposition of Assets

The information disclosed above under Item 1.01 is incorporated herein by reference.

Item 8.01     Other Events

On June 24, 2008, Thomas & Betts issued a press release announcing the sale of its minority interest in Leviton. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Minority Stock Purchase Agreement, dated as of June 24, 2008 among Thomas & Betts, and Leviton (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press Release issued by Thomas & Betts, dated June 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation
(Registrant)

By: /s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and
Assistant Secretary

Date:	June 24, 2008

Exhibit Index

Exhibit No.	Description
10.1	Minority Stock Purchase Agreement, dated as of June 24, 2008 among Thomas & Betts, and Leviton (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press Release issued by Thomas & Betts, dated June 24, 2008.